SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                Date of Report
                (Date of earliest
                event reported):        December 26, 2002


                           Alliant Energy Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       1-9894                         39-1380265
---------------               ----------------               -------------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


               4902 North Biltmore Lane, Madison, Wisconsin 53718
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (608) 458-3311
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events and Regulation FD Disclosure.
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          On December 26, 2002, Alliant Energy Corporation issued a press release announcing that its subsidiary, Alliant Energy Resources, Inc., completed a private placement of $300 million in senior notes in accordance with Rule 144A under the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act of 1933, Alliant Energy Corporation is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:
               --------

               (99.1) Alliant Energy Corporation Press Release dated December 26, 2002.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALLIANT ENERGY CORPORATION



Date:  December 26, 2002               By: /s/ Thomas L. Hanson
                                           -------------------------------------
                                           Thomas L. Hanson
                                           Vice President and Treasurer

                           ALLIANT ENERGY CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated December 26, 2002


Exhibit
Number
------

(99.1)   Alliant Energy Corporation Press Release dated December 26, 2002.